Rule 497(e)

File Nos. 333-212090 and 811-05817

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 15, 2019

to the Prospectus dated December 31, 2018

This Supplement amends certain information contained in the Prospectus dated December 31, 2018.

Portfolio Closures

Effective May 1, 2019, the following Portfolios (the “Closed Portfolios”) will close to new investors and new contributions:

ClearBridge Variable Mid Cap Portfolio (Class II Shares)

Delaware VIP® REIT Series (Service Class Shares)

Goldman Sachs Multi-Strategy Alternatives Portfolio (Advisor Shares)

Invesco V.I. International Growth Fund (Series II Shares)

Oppenheimer International Growth Fund/VA (Service Shares)

Effective May 1, 2019, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolios. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolios should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2019, any allocations made to the Sub-Accounts for the Closed Portfolios will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated December 31, 2018.

Please read this Supplement carefully and retain it for future reference.